STAGECOACH FUNDS - Prospectus Supplement dated February 19, 1998


        The following Prospectuses are supplemented as indicated below:

        California Tax-Free Money Market Trust Prospectus, March 19, 1997 National Tax-Free Money Market Trust Prospectus, July 1, 1997 Tax-Free Income Funds Prospectus, December 15, 1997 Equity Funds Prospectus, December 15, 1997 Income Funds Prospectus, December 15, 1997 Allocation Funds Prospectus, December 15, 1997 Money Market Mutual Funds Prospectus, December 15, 1997 Equity Index Fund Prospectus, December 15, 1997

        All Prospectuses listed above:

        Effective February 1, 1998, Wells Fargo Bank's compensation as Administrator of the Funds is reduced to 0.03% and Stephens Inc.'s compensation as Co-Administrator is increased to 0.04%. All references to these fees in the Prospectuses and SAIs for the Funds, and the expense tables, shall be amended to reflect these changes.

        Tax-Free Income Funds Prospectus:

        Effective   February  1,  1998,   all  Funds  may  invest  in  municipal
obligations rated in the four highest credit categories as determined by nationally recognized securities rating organizations.

        For shares of the Short-Term Municipal Income Fund, the "Shareholder Servicing Plan" section of the "Organization and Management of the Funds" is clarified to indicate that this Fund has a Shareholder Administrative Servicing Plan, and that where fees are paid pursuant to this Plan, no fees are paid pursuant to any Distribution Plan applicable to these shares.

        Equity Funds Prospectus:

        Effective February 1, 1998 -- Steve Enos is no longer a portfolio manager for the Strategic Growth Fund. Scott Smith replaces Tamyra Thomas as co-manager for the income portion of the Balanced Fund. Also for the Small Cap Fund, under "Investment Policies", the policy to sell the stock of companies whose market capitalization grows above $2 billion is changed to state that we will sell such stock if this capitalization is maintained for 60 days or more.

        Income Funds Prospectus

        Effective February 1, 1998, Scott Smith replaces Tamyra Thomas as portfolio manager for the Intermediate Bond Fund.

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        For Class A shares of the Variable Rate  Government  Fund and the Single
Class  shares  of  the   Short-Term   Government-Corporate   Income  Fund,   the
"Shareholder  Servicing Plan" section of the "Organization and Management of the
Funds"  is   clarified  to  indicate   that  these  Funds  have  a   Shareholder
Administrative Servicing Plan, and that where fees are paid pursuant to this Plan, no fees are paid pursuant to any Distribution Plan applicable to these shares.

        Allocation Funds Prospectus

        For Class A shares of the Index Allocation Fund, the "Shareholder Servicing Plan" section of the "Organization and Management of the Funds" is clarified to indicate that this Fund has a Shareholder Administrative Servicing Plan, and that where fees are paid pursuant to this Plan, no fees are paid pursuant to any Distribution Plan applicable to these shares.